MUNICIPAL INCOME TRUST III      Two World Trade Center, New York, New York 10048

LETTER TO THE SHAREHOLDERS February 28, 1997

DEAR SHAREHOLDER:

We are pleased to present the semiannual report on the operations of Municipal Income Trust III (TFC) for the six-month period ended February 28, 1997.

Domestic economic growth moderated during the third quarter of 1996. Consumer spending led a rebound of economic activity in the fourth quarter. Under these conditions, fixed-income yields moved lower through November but rose between December and February. Inflation remained under control despite full employment and stronger growth. On March 25, 1997, the Federal Reserve Board raised the federal-funds rate 25 basis points to 5.50 percent in a preemptive move against a possible acceleration in the rate of inflation.

MUNICIPAL MARKET CONDITIONS

Long-term insured revenue municipal bond yields declined from 5.80 percent in August to 5.50 percent in November 1996. At the end of February, insured municipal yields stood at 5.55 percent, having lagged the trend of Treasuries toward higher yields. Between August and November, the ratio of insured municipal revenue bond yields to 30-year U.S. Treasury yields fell from 86 percent to 84 percent, and reached 82 percent by the end of February. A declining ratio means that municipal bond prices outperformed U.S. Treasury prices. The average annual range of this ratio over the past three years has been 81 percent to 92 percent. New-issue municipal volume increased 14 percent to $183 billion in 1996. Underwriting volume in 1997 is expected to exceed the amount of issues that will either mature or be called for redemption.

PERFORMANCE

Municipal Income Trust III's net asset value (NAV) moved from $9.75 to $9.76 per share during the six-month period ended February 28, 1997. Based on this NAV change, plus reinvestment of tax-free dividends totaling $0.29 per share and a taxable long-term capital gain distribution

MUNICIPAL INCOME TRUST III
of $0.025 per share, the Fund's total NAV return was 3.65 percent. TFC's market price on the New York Stock Exchange declined from $9.75 to $9.125 per share. Based on this market price move and reinvestment of tax-free dividends and the taxable capital gain distribution, the Fund's total market return was -4.41 percent.

TFC's market price on the New York Stock Exchange stood at a seven percent discount to NAV on February 28, 1997. Undistributed net investment income totaled $0.09 per share on February 28, 1997, versus $0.11 per share six months earlier. Beginning with the November 1996 dividend, the monthly rate was reduced from $0.05 to $0.0475 per share to more closely reflect the Fund's anticipated income as older, higher yielding investments are called for redemption. Net assets exceeded $62 million.

PORTFOLIO STRUCTURE

The Fund's investments were diversified among 13 long-term sectors and 42 credits. Portfolio sales primarily focused on market sensitive issues. Sales of discount and current-coupon issues exceeded sales of defensive, higher-coupon bonds with shorter calls. New purchases included securities with 15 to 25 year maturities rather than the 20 to 30 year maturities. Bonds with shorter durations were favored. The Fund's average maturity was 19 years.

The portfolio's distribution of older, shorter-call issues and newer issues with longer call dates provided an average of 7 years of call protection.


FIVE LARGEST SECTORS AS OF FEBRUARY 28, 1997
(% OF NET ASSETS)

Housing                18%
Refunded               12%
Transportation         11%
Water & Sewer          10%
General Obligation     10%
All Others             39%

Portfolio structure is subject to change.

CREDIT RATINGS AS OF FEBRUARY 28, 1997
(% OF TOTAL LONG-TERM PORTFOLIO)

Aaa OR AAA       54%
Aa OR AA          9%
A OR A           17%
Baa OR BBB       13%
NOT RATED         7%

AS MEASURED BY MOODY'S INVESTORS SERVICES, INC. OR STANDARD & POOR'S CORP.

* NOT RATED AT TIME OF PURCHASE; DEEMED BY INVESTMENT MANAGER TO BE COMPARABLE TO INVESTMENT-GRADE SECURITIES.

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

MUNICIPAL INCOME TRUST III

Bonds with shorter-than-average call protection had average book yields in excess of 7 3/4 percent. The book yields of bonds with longer-than-average call protection averaged 6 percent. The portfolio has consistently sought to upgrade quality, with more than 61 percent of its long-term holdings rated double "A" or better.

CALL STRUCTURE AS OF FEBRUARY 28, 1997
(% OF TOTAL LONG-TERM PORTFOLIO)

PERCENT CALLABLE

WEIGHTED AVERAGE CALL PROTECTION:   7 YEARS

   YEARS
   BONDS                   PERCENT
 CALLABLE                 CALLABLE
 --------                 --------
   1997                      2.1%
   1998                      4.2%
   1999                      6.3%
   2000                     15.1%
   2001                      8.3%
   2002                      3.3%
   2003                      3.1%
   2004                      9.1%
   2005                     23.9%
   2006                      4.6%
   2007-2011                13.0%
   2012+                     7.0%




LOOKING AHEAD

The collapse of flat-tax proposals caused municipal bonds to improve relative to U.S. Treasury securities. Tax-free yields are currently rich within their average range to Treasury yields. If municipal yields were to rise significantly in the future, the Fund would tend to sell its more defensive bonds with short calls in order to extend maturity and increase call protection.

The Fund's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps to support the market value of the Fund's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Fund, when appropriate, may purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. During the six-month period ended February 28, 1997, the Fund purchased and retired 4,300 shares of common stock at a weighted average market discount of 6.13 percent.

MUNICIPAL INCOME TRUST III

We appreciate your ongoing support of Municipal Income Trust III and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO


CHARLES A. FIUMEFREDDO
Chairman of the Board

MUNICIPAL INCOME TRUST III

PORTFOLIO OF INVESTMENTS February 28, 1997 (unaudited)

PRINCIPAL
AMOUNT IN                                                                                  COUPON     MATURITY
THOUSANDS                                                                                   RATE        DATE          VALUE
------------------------------------------------------------------------------------------------------------------------------
              MUNICIPAL BONDS (97.5%)
              General Obligation (9.8%)
 $ 1,050      Moulton-Niguel Water District, California, Refg Ser 1993 (MBIA)..........     5.00%     09/01/19     $   948,822
   1,500      Massachusetts, 1995 Ser B (AMBAC)........................................     5.50      07/01/14       1,499,880
              New York City, New York,
   1,000       1995 Ser D (MBIA).......................................................     6.20      02/01/07       1,078,330
     500       1989 Ser C..............................................................     6.50      08/15/08         501,075
   1,000      New York State, Refg Ser 1995 B..........................................     5.70      08/15/10       1,046,630
   1,000      Washington, Ser 1995 A...................................................     5.80      09/01/08       1,044,220
--------                                                                                                           ------------
   6,050                                                                                                             6,118,957
--------                                                                                                           ------------

              Education Facilities Revenue (3.0%)
   1,000      Massachusetts Health & Educational Facilities Authority, Boston College
               Ser K...................................................................     5.25      06/01/18         947,220
     900      New Jersey Economic Development Authority, Educational Testing Service
               Ser 1995 A (MBIA).......................................................     5.90      05/15/15         928,899
--------                                                                                                           -----------
   1,900                                                                                                             1,876,119
--------                                                                                                           ------------
              Electric Revenue (7.8%)
   1,000      Sacramento Municipal Utility District, California, Refg 1994 Ser I
               (MBIA)..................................................................     5.75      01/01/15       1,010,960
   3,000      Southern California Public Power Authority, Mead-Adelanto 1994 Ser A
               (AMBAC).................................................................     5.15      07/01/15       2,836,440
   1,000      Intermountain Power Agency, Utah, Refg Ser 1997 B (MBIA) (WI)............     5.75      07/01/19         994,930
--------                                                                                                           ------------
   5,000                                                                                                             4,842,330
--------                                                                                                            -----------
              Hospital Revenue (6.4%)
   2,000      Birmingham-Carraway Special Care Facilities Financing Authority, Alabama,
               Carraway Methodist Health Ser 1995 A (Connie Lee).......................     5.88      08/15/15       2,031,180
     845      Illinois Health Facilities Authority, Glen Oaks Medical Center Inc Refg
               1990 Ser D..............................................................     9.50      11/15/15         958,703
   1,000      University of Missouri, Health System Ser 1996 A (AMBAC).................     5.50      11/01/16         983,400
                                                                                                                   ------------
--------
   3,845                                                                                                             3,973,283
--------                                                                                                           ------------
              Industrial Development/Pollution Control Revenue (6.7%)
   1,000      New York State Energy Research & Development Authority, New York State
               Electric & Gas Corp 1987 Ser A (AMT) (MBIA).............................     6.15      07/01/26       1,018,280
   2,005      Alliance Airport Authority, Texas, American Airlines Inc Ser 1990
               (AMT)...................................................................     7.50      12/01/29       2,143,686
   1,000      Dallas-Fort Worth International Airport Facility Improvement Corporation,
               Texas, American Airlines Inc Ser 1995...................................     6.00      11/01/14         993,120
--------                                                                                                           ------------
   4,005                                                                                                             4,155,086
--------                                                                                                           ------------
              Mortgage Revenue - Multi-Family (1.7%)
   1,000      Massachusetts Housing Finance Agency, Rental 1994 Ser A (AMT) (AMBAC)....     6.60      07/01/14       1,043,780
--------                                                                                                           ------------
              Mortgage Revenue - Single Family (16.7%)
     390      Colorado Housing Finance Authority, Ser A-2 (AMT)........................     8.25      08/01/20         406,318
     175      Hawaii Housing Finance & Development Corporation, Purchase Ser 1989 A
               (AMT)...................................................................     7.80      07/01/29         182,773
   1,370      Idaho Housing Agency, Ser 1988 D-2 (AMT).................................     8.25      01/01/20       1,448,063

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME TRUST III

PORTFOLIO OF INVESTMENTS February 28, 1997 (unaudited) continued

PRINCIPAL
AMOUNT IN                                                                                  COUPON     MATURITY
THOUSANDS                                                                                   RATE        DATE          VALUE
-------------------------------------------------------------------------------------------------------------------------------
 $ 2,656      Saint Tammany Public Trust Financing Authority, Louisiana, Refg Ser 1990
               B.......................................................................     7.25%     07/25/11     $ 2,827,377
   1,000      Maine Housing Authority, Purchase 1990 Ser A-4 (AMT).....................     6.40      11/15/23       1,012,450
              Massachusetts Housing Finance Agency,
     495       Residential Ser 1989 A (AMT)............................................     8.10      08/01/09         520,829
     165       Residential Ser 1989 A (AMT)............................................     8.20      08/01/27         169,889
   3,000      Ohio Housing Finance Agency, Residential GNMA Collateralized 1996 Ser B-2
               (AMT)...................................................................     6.10      09/01/28       3,012,660
              Utah Housing Finance Agency,
     320       Ser 1991 Issue A-2 (AMT)................................................     7.75      01/01/23         333,632
     495       Ser 1991 Issue B-2 (AMT)................................................     7.75      01/01/23         517,513
--------                                                                                                           ------------
  10,066                                                                                                            10,431,504
--------                                                                                                            ------------
              Nursing & Health Related Facilities Revenue (6.5%)
              Vista, California, Long-Term Care Foundation of America
   2,028       Ser 1994 A COPs (a)(b)..................................................     8.50      01/01/20       1,013,882
     243       Ser 1994 B COPs (a)(b)..................................................     0.00      01/01/20           2,430
     965      Marion, Iowa, AHF/Kentucky-Iowa Inc Ser 1990.............................    10.25      01/01/20       1,009,467
   1,960      Lexington-Fayette Urban County Government, Kentucky, AHF/Kentucky-Iowa
               Inc Ser 1990............................................................    10.25      01/01/20       2,031,070
--------                                                                                                           ------------
   5,196                                                                                                             4,056,849
--------                                                                                                           ------------
              Resource Recovery Revenue (4.1%)
   2,500      Cambria County Industrial Development Authority, Pennsylvania, Cambria
--------       Cogen Co Ser 1989 F-2 (AMT).............................................     7.75
                                                                                                      09/01/19       2,575,575
                                                                                                                   ------------

              Transportation Facilities Revenue (10.6%)
   2,325      Southwestern Development Authority, Illinois, Tri-City Regional Port
               District Ser 1989 A (AMT) (a)...........................................     7.90      07/01/14       2,536,714
   2,000      Kentucky Turnpike Authority, Economic Development Road Revitalization
               Refg Ser 1995 (AMBAC)...................................................     5.625     07/01/15       2,014,640
   2,000      Austin, Texas, Airport Prior Lien Ser 1995 A (AMT) (MBIA)................     6.125     11/15/25       2,054,340
--------                                                                                                           ------------
   6,325                                                                                                             6,605,694
--------                                                                                                           ------------
              Water & Sewer Revenue (10.2%)
   1,000      Chicago, Illinois, Wastewater Ser 1994 (MBIA)............................     6.375     01/01/24       1,073,590
     500      Massachusetts Water Pollution Abatement Trust, Pool Ser 2................     5.70      02/01/12         511,850
   1,500      Massachusetts Water Resources Authority, 1993 Ser C......................     5.25      12/01/20       1,390,545
   1,090      Erie County Water Authority, New York, 4th Resolution Refg Ser 1992
               (AMBAC).................................................................     0.00      12/01/17         246,852
   1,300      Ohio Water Development Authority, Water Pollution Ser 1995 (MBIA)........     5.75      12/01/17       1,311,908
   2,000      Upper Occoquan Sewerage Authority, Virginia, Ser 1995 A (MBIA)...........     5.00      07/01/25       1,819,820
--------                                                                                                           ------------
   7,390                                                                                                             6,354,565
--------                                                                                                           ------------


                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME TRUST III

PORTFOLIO OF INVESTMENTS February 28, 1997 (unaudited) continued

PRINCIPAL
AMOUNT IN                                                                                  COUPON     MATURITY
THOUSANDS                                                                                   RATE        DATE          VALUE
------------------------------------------------------------------------------------------------------------------------------
              Other Revenue (2.4%)
 $ 1,000      Pasadena, California, Refg & Cap 1992 COPs...............................     5.75%     01/01/13     $   996,830
     500      Illinois Development Finance Authority, Church Road Partnership #2 Ser
               1989 (AMT)..............................................................     7.88      09/01/14         516,300
--------                                                                                                           ------------
   1,500                                                                                                             1,513,130
--------                                                                                                           ------------


              Refunded (11.6%)
   2,750      Florence County Public Facilities Corporation, South Carolina, Law
               Enforcement & Civic Center 1990 COPs (AMBAC)............................     7.60      03/01/00++     3,034,268
   3,000      Washington Public Power Supply System, Nuclear Proj #2 Refg Ser 1990 C...     7.625     01/01/01++     3,393,600
     750      West Virginia School Building Authority, Cap Impr Ser 1991 A.............     6.75      07/01/01++       826,935
--------                                                                                                           ------------
   6,500                                                                                                             7,254,803
--------                                                                                                           ------------
  61,277
--------      TOTAL MUNICIPAL BONDS (Identified Cost $58,300,277).............................................      60,801,675
                                                                                                                   ------------

              SHORT-TERM MUNICIPAL OBLIGATION (2.4%)
   1,500      Missouri Health & Educational Facilities Authority, Washington University
--------       Ser 1996 C (Demand 03/03/97) (Identified Cost $1,500,000)...............     3.40*     09/01/30       1,500,000
                                                                                                                   ------------


              TOTAL INVESTMENTS (Identified Cost $59,800,277) (c)....................................    99.9%      62,301,675
 $62,777
========

              CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES...........................................    0.1          44,185
                                                                                                          ----     ------------

              NET ASSETS..............................................................................  100.0%     $62,345,860
                                                                                                        ======     ============

---------------------

     AMT      Alternative Minimum Tax.
     COPs     Certificates of Participation.
      WI      Security purchased on a when issued basis.
      ++      Prerefunded to call date shown.
      *       Current coupon of variable rate demand obligation.
     (a)      Resale is restricted to qualified institutional investors.
     (b)      Non-income producing security; bond in default.
     (c)      The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $3,123,505 and the aggregate gross unrealized depreciation is $622,107, resulting in net unrealized appreciation of $2,501,398.

Bond Insurance:
    AMBAC     AMBAC Indemnity Corporation.
  Connie Lee  Connie Lee Insurance Company.
     MBIA     Municipal Bond Investors Assurance Corporation.

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME TRUST III

PORTFOLIO OF INVESTMENTS February 28, 1997 (unaudited) continued

                       GEOGRAPHIC SUMMARY OF INVESTMENTS
                Based on Market Value as a Percent of Net Assets
                               February 28, 1997

Alabama..................  3.3%
California............... 10.9
Colorado.................  0.7
Hawaii...................  0.3
Idaho....................  2.3
Illinois.................  8.2
Iowa.....................  1.6
Kentucky.................  6.5
Louisiana................  4.5
Maine....................  1.6
Massachusetts............  9.8
Missouri.................  4.0
New Jersey...............  1.5
New York.................  6.2
Ohio.....................  6.9
Pennsylvania.............  4.1
South Carolina...........  4.9
Texas....................  8.3
Utah.....................  3.0
Virginia.................  2.9
Washington...............  7.1
West Virginia............  1.3
                           ---
Total.................... 99.9%
                           ===

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME TRUST III

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
February 28, 1997 (unaudited)
ASSETS:
Investments in securities, at value
 (identified cost $59,800,277).........................................    $62,301,675
Cash...................................................................         58,790
Interest receivable....................................................      1,002,692
Prepaid expenses and other assets......................................         16,531
                                                                           -----------

    TOTAL ASSETS.......................................................     63,379,688
                                                                           -----------

LIABILITIES:
Payable for:
    Investments purchased..............................................        950,000
    Investment advisory fee............................................         19,215
    Administration fee.................................................         12,009
Accrued expenses.......................................................         52,604
                                                                           -----------

    TOTAL LIABILITIES..................................................      1,033,828
                                                                           -----------

NET ASSETS:
Paid-in-capital........................................................     59,279,727
Net unrealized appreciation............................................      2,501,398
Accumulated undistributed net investment income........................        566,720
Accumulated net realized loss..........................................         (1,985)
                                                                           -----------

    NET ASSETS.........................................................    $62,345,860
                                                                           ===========

NET ASSET VALUE PER SHARE
 6,386,886 shares outstanding
 (unlimited shares authorized of $.01 par value).......................          $9.76
                                                                                 =====

        SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME TRUST III

STATEMENT OF OPERATIONS
For the six months ended February 28, 1997 (unaudited)
NET INVESTMENT INCOME:
INTEREST INCOME.........................................................    $1,979,732
                                                                            ----------

EXPENSES
Investment advisory fee.................................................       124,083
Administration fee......................................................        77,552
Professional fees.......................................................        31,063
Shareholder reports and notices.........................................        11,589
Transfer agent fees and expenses........................................         9,618
Registration fees.......................................................         8,261
Trustees' fees and expenses.............................................         7,609
Custodian fees..........................................................         1,893
Other...................................................................         5,043
                                                                            ----------

    TOTAL EXPENSES......................................................       276,711

    LESS: EXPENSE OFFSET................................................        (1,886)
                                                                            ----------

    NET EXPENSES........................................................       274,825
                                                                            ----------

    NET INVESTMENT INCOME...............................................     1,704,907
                                                                            ----------

NET REALIZED AND UNREALIZED GAIN:
Net realized gain.......................................................         2,845
Net change in unrealized appreciation...................................       392,007
                                                                            ----------

    NET GAIN............................................................       394,852
                                                                            ----------

NET INCREASE............................................................    $2,099,759
                                                                            ==========

        SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME TRUST III

STATEMENT OF CHANGES IN NET ASSETS
                                                            FOR THE SIX         FOR THE YEAR
                                                           MONTHS ENDED             ENDED
                                                         FEBRUARY 28, 1997     AUGUST 31, 1996
-----------------------------------------------------------------------------------------------
                                                            (unaudited)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income................................       $ 1,704,907          $ 3,563,024
Net realized gain....................................             2,845              163,941
Net change in unrealized appreciation................           392,007             (771,378)
                                                            -----------          -----------

    NET INCREASE.....................................         2,099,759            2,955,587
                                                            -----------          -----------
DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income................................        (1,852,820)          (3,777,142)
Net realized gain....................................          (158,725)            (224,230)
                                                            -----------          -----------

    TOTAL............................................        (2,011,545)          (4,001,372)
                                                            -----------          -----------
Net decrease from transactions in shares of
 beneficial interest.................................           (39,479)            (172,108)
                                                            -----------          -----------

    NET INCREASE (DECREASE)..........................            48,735           (1,217,893)
NET ASSETS:
Beginning of period..................................        62,297,125           63,515,018
                                                            -----------          -----------

    END OF PERIOD
    (Including undistributed net investment income of
    $566,720 and $714,633, respectively).............       $62,345,860          $62,297,125
                                                            ===========          ===========

        SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME TRUST III

NOTES TO FINANCIAL STATEMENTS February 28, 1997 (unaudited)

1. ORGANIZATION AND ACCOUNTING POLICIES

Municipal Income Trust III (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's investment objective is to provide current income which is exempt from federal income tax. The Fund was organized as a Massachusetts business trust on June 26, 1989 and commenced operations on October 5, 1989.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Fund that in valuing portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily except where collection is not expected.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

MUNICIPAL INCOME TRUST III

NOTES TO FINANCIAL STATEMENTS February 28, 1997 (unaudited) continued

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT ADVISORY AGREEMENT

Pursuant to an Investment Advisory Agreement, the Fund pays Dean Witter InterCapital Inc. ("the Investment Adviser") an advisory fee, calculated weekly and payable monthly, by applying the following annual rates to the Fund's weekly net assets: 0.40% to the portion of weekly net assets not exceeding $250 million and 0.30% to the portion of weekly net assets exceeding $250 million.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Adviser pays the salaries of all personnel, including officers of the Fund, who are employees of the Investment Adviser.

3. ADMINISTRATION AGREEMENT

Pursuant to an Administration Agreement with Dean Witter Services Company Inc. (the "Administrator"), the Fund pays an administration fee, calculated weekly and payable monthly, by applying the following annual rates to the Fund's weekly net assets: 0.25% to the portion of weekly net assets not exceeding $250 million; 0.20% to the portion of weekly net assets exceeding $250 million but not exceeding $500 million; 0.167% to the portion of weekly net assets exceeding $500 million but not exceeding $750 million; and 0.133% to the portion of weekly net assets exceeding $750 million.

Under the terms of the Administration Agreement, the Administrator maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Administrator. The Administrator also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

MUNICIPAL INCOME TRUST III

NOTES TO FINANCIAL STATEMENTS February 28, 1997 (unaudited) continued

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended February 28, 1997 aggregated $3,985,670 and $1,514,178 respectively.

Dean Witter Trust Company, an affiliate of the Investment Adviser and Administrator, is the Fund's transfer agent. At February 28, 1997, the Fund had transfer agent fees and expenses payable of approximately $7,000.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                                                                     CAPITAL
                                                                                                                     PAID IN
                                                                                                    PAR VALUE       EXCESS OF
                                                                                       SHARES       OF SHARES       PAR VALUE
                                                                                      ---------     ----------     ------------
Balance, August 31, 1995..........................................................    6,409,786      $ 64,098      $ 59,427,216
Treasury shares purchased and retired (weighted average discount 5.98%)*..........      (18,600)         (186)         (171,922)
                                                                                      ---------      --------      ------------
Balance, August 31, 1996..........................................................    6,391,186        63,912        59,255,294
Treasury shares purchased and retired (weighted average discount 6.13%)*..........       (4,300)          (43)          (39,436)
                                                                                      ---------      --------      ------------
Balance, February 28, 1997........................................................    6,386,886      $ 63,869      $ 59,215,858
                                                                                      =========      ========      ============

---------------------
* The Trustees have voted to retire the shares purchased.

6. DIVIDENDS

The Fund declared the following dividends from net investment income:

    DECLARATION         AMOUNT             RECORD                PAYABLE
       DATE            PER SHARE            DATE                  DATE
-------------------    ---------     ------------------    -------------------
 February 25, 1997      $0.0475        March 7, 1997         March 21, 1997
  March 25, 1997        $0.0475        April 4, 1997         April 18, 1997

MUNICIPAL INCOME TRUST III

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                      FOR THE SIX
                                                                     MONTHS ENDED          FOR THE YEAR ENDED AUGUST 31*
                                                                     FEBRUARY 28,       -----------------------------------
                                                                         1997*               1996                1995
---------------------------------------------------------------------------------------------------------------------------
                                                                      (unaudited)
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period............................         $ 9.75                  $ 9.91              $ 9.81
                                                                         ------                  ------              ------
Net investment income...........................................           0.26                    0.56                0.60
Net realized and unrealized gain (loss).........................           0.06                   (0.09)               0.11
                                                                         ------                  ------              ------
Total from investment operations................................           0.32                    0.47                0.71
                                                                         ------                  ------              ------
Less dividends and distributions from:
   Net investment income........................................          (0.29)                  (0.59)              (0.54)
   Net realized gain............................................          (0.02)                  (0.04)              (0.07)
                                                                         ------                  ------              ------
Total dividends and distributions...............................          (0.31)                  (0.63)              (0.61)
                                                                         ------                  ------              ------
Net asset value, end of period..................................         $ 9.76                  $ 9.75              $ 9.91
                                                                         ======                  ======              ======
Market value, end of period.....................................         $9.125                  $9.875              $8.875
                                                                         ======                  ======              ======
TOTAL INVESTMENT RETURN+........................................          (4.41)%(1)              18.83%               5.71%
RATIOS TO AVERAGE NET ASSETS:
Expenses........................................................           0.89% (2)(3)            0.91%               0.94%
Net investment income...........................................           5.60% (2)               5.61%               6.24%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.........................        $62,346                 $62,297             $63,515
Portfolio turnover rate.........................................              5% (1)                 17%                 22%


                                                                              FOR THE YEAR ENDED AUGUST 31*
                                                                         ----------------------------------------
                                                                          1994               1993           1992
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period............................           $10.05              $ 9.80      $ 9.60
                                                                           ------              ------      ------
Net investment income...........................................             0.60                0.63        0.62
Net realized and unrealized gain (loss).........................            (0.25)               0.26        0.28
                                                                           ------              ------      ------
Total from investment operations................................             0.35                0.89        0.90
                                                                           ------              ------      ------
Less dividends and distributions from:
   Net investment income........................................            (0.56)              (0.60)      (0.64)
   Net realized gain............................................            (0.03)              (0.04)      (0.06)
                                                                           ------              ------      ------
Total dividends and distributions...............................            (0.59)              (0.64)      (0.70)
                                                                           ------              ------      ------
Net asset value, end of period..................................           $ 9.81              $10.05      $ 9.80
                                                                           ======              ======      ======
Market value, end of period.....................................           $ 9.00              $10.25      $ 9.75
                                                                           ======              ======      ======
TOTAL INVESTMENT RETURN+........................................            (6.60)%             12.27%       8.73%
RATIOS TO AVERAGE NET ASSETS:
Expenses........................................................             0.93%               0.98%       1.00%
Net investment income...........................................             5.99%               6.37%       6.38%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.........................          $64,011             $66,651     $65,024
Portfolio turnover rate.........................................               23%                  2%          8%

---------------------
 * The per share amounts were computed using an average number of shares outstanding during the period.
 + Total investment return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(1)  Not annualized.
(2)  Annualized.
(3)  Does not reflect the effect of expense offset of 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS

TRUSTEES
-------------------------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder



OFFICERS
-------------------------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer
                                                                MUNICIPAL
Barry Fink                                                      INCOME
Vice President, Secretary and General Counsel                   TRUST III

James F. Willison
Vice President

Thomas F. Caloia
Treasurer



TRANSFER AGENT
-------------------------------------------------
Dean Witter Trust Company
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311



INDEPENDENT ACCOUNTANTS
-------------------------------------------------
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036


INVESTMENT MANAGER
-------------------------------------------------
Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048











The financial statements included herein have been
taken from the records of the Fund without                 Semiannual Report
examination by the independent accountants and             February 28, 1997
accordingly they do not express an opinion thereon.